Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Modern PVC Inc. (the "Company"), hereby certifies, to such officer's knowledge, that:

1.

The Company's Quarterly Report on Form 10-Q/A for the quarter ended July 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

2.

That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Christopher Lugue

Christopher Lugue

Chief Executive Officer

Chief Financial Officer

November 25, 2014

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